                                                    BLACKED-OUT TEXT OMITTED
                                                    AND SEPARATELY FILED WITH
                                                    THE SECURITIES AND EXCHANGE
                                                    COMMISSION.

                                                                   EXHIBIT 10.1


                               ADDENDUM NO. 6 TO

                                MASTER AGREEMENT
                                      FOR
                      AIR CHARTER TRANSPORTATION SERVICES


This Addendum extends and clarifies the Agreement dated June 4, 1990, between KITTY HAWK CHARTERS, INC. and GENERAL MOTORS CORPORATION.

Kitty Hawk and GM agree to amend their Agreement dated June 4, 1990, by extending the term through May 31, 2000. The term of this Agreement will continue on a monthly basis thereafter, until terminated upon not less than thirty (30) days written notice by either party.

Kitty Hawk and GM further agree to amend their agreement as follows:
     Charter Aircraft Operator Selection, shall be clarified to include:
     Air Charter Manager is encouraged to utilize aircraft owned by Air Charter Manager affiliates up to a maximum of 70% of charter revenue or volume. Manager will advise GM prior to acquiring any additional aircraft.

This agreement is further governed by the following Exhibits which superceed any and all previous Exhibits associated with this contract.
Exhibit "A" - Domestic Aircraft and Accessorial Rates, effective Jenue 1, 1997 Exhibit "B" - Accessorial Charges, effective June 1, 1997
Exhibit "C" - Rules and Definitions, effective June 1, 1997
Exhibit "D" - Canadian Aircraft and Accessorial, effective 5-1-94.

GM will take a proactive roll in communicating Kitty Hawk charter routing compliance to suppliers on prepaid shipments.

The parties agree the effective date of this Amendment will be the June 1, 1997


KITTY HAWK CHARTERS, INC.               GENERAL MOTORS CORPORATION



By:                                     By:
   ----------------------------------      ----------------------------------
       Toby J. Skaar                          Joseph J. Casaroll
Title: Director Charter Operations      Title: Director Material Transportation


Date:                                   Date:
     --------------------------------        --------------------------------

                                                    BLACKED-OUT TEXT OMITTED
                                                    AND SEPARATELY FILED WITH
                                                    THE SECURITIES AND EXCHANGE
                                                    COMMISSION.


                               AIR CHARTER TARIFF
                                                             (REVISED) Exhibit A
                                                                 Eff. 6/1/97

                          MANAGED        KITTY HAWK                                              U.S.       CANADA     CREDIT
                         AIRCRAFT         AIRCRAFT         * MIN.     * MIN.      REPOSITION     GROUND     GROUND      HOUSE
AIR CRAFT TYPE         PER STAT. MI.    PER STAT. MI.        TRIP        LEG          CHARGE     CHARGE     CHARGE      TRUCK
AZTEC
B-707
B-727-100
B-727-200
BANDEIRANTE
BARON
BEECH 18
BONANZA
CARAVAN
CASA
CESSNA 310
CESSNA 402
CESSNA 404
CV 640 & YS-11
CV 580
CV-240
CV-340/440
CV-600
DC-3                                                        [BLACKED OUT]
DC-4 & DC-6
DC-8 LONG
DC-8 SHORT
DC-9
ELECTRA
FALCON 20
HANSA JET
JET COMM 1123
LEAR 23 & 24
LEAR 25
LEAR 35
LONG METRO
MU-2
NAVAJO
NAVAJOD
SENECA
SINGLE
SUPERSTAR
TURBIN COMM
TURBINE 18
VOPAR BEECH
HELICOPTERS
JET RANGER
LONG RANGER
BELL 222

AIRCRAFT AND HELICOPTERS NOT LISTED WILL BE BILLED ON A PASS THRU BASIS.
NO CHARGE FOR MILES IN EXCESS OF ROUND TRIP IN KITTY HAWK DC9 & CV AIRCRAFT ALL CHARGES BY MEXICAN CARRIERS WILL BE ON PASS THRU BASIS
* WILL ONLY BE BILLED IF KITTY HAWK IS BILLED BY OPERATOR. COPY OF OPERATOR BILL WILL BE PROVIDED.
GROUND CHARGE INCLUDES LANDING FEE, LOAD, UNLOAD, PICKUP, AND DELIVERY. CANADA GROUND CHARGE APPLIES TO ANY CHARTER TO or FROM CANADA
(See Exhibit D for Canadian registered aircraft rates)
6.25% WILL BE CHARGED ON DOMESTIC TRIPS TO COVER COST OF FEDERAL EXCISE TAX

                                                           Exhibit "B" (Revised)
                                                           June 1, 1997



                        ACCESSORIAL CHARGES - PASS-THRU


          1.   Trip Cancellation Fees.

          2.   International Fees.

          3.   De-Icing Charges

          4.   Build-up and Break-down Charges.

          5.   Waiting Time (Loading & Unloading)

                                                          Exhibit "C" (Revised)
                                                                   June 1, 1997

                             RULES AND DEFINITIONS

I.   GM AND KITTY HAWK APPLICATION

     A.   The Base Round Trip is defined as:      From:     The Pickup Point
                                                  To:       The Destination
                                                  To:       The Pickup Point

          Note: Mileage to multiple pickup and drop off points will be added to above calculation.

     B.   Cost Saver is defined as: Anything Less Than A Round Trip

     C.   Cost Saver Targets and Sharing Formula:

          Cost Savings Targets will be evaluated bi-annually based on the following goals and time lines.

          -----------------------  ------------------  --------------------
           COST SAVINGS TARGETS:       FROM DATE:           TO DATE:
          -----------------------  ------------------  --------------------
                    14%             June 1, 1997        December 31, 1997
          -----------------------  ------------------  --------------------
                                    January 1, 1998     June 30, 1998
          -----------------------  ------------------  --------------------
                    16%             July 1, 1998        December 31, 1998
          -----------------------  ------------------  --------------------
                                    January 1, 1999     June 30, 1999
          -----------------------  ------------------  --------------------
                    18%             July 1, 1999        December 31, 1999
          -----------------------  ------------------  --------------------
                                    January 1, 2000     June 30, 2000
          -----------------------  ------------------  --------------------

          Cost Saver Performance is the number of GM Cost Saver trips divided by the total General Motor Trips.

          The Cost Savings Net Change incentive is the Cost Saving Target minus the Cost Saver Performance.

          The Cost Saver Sharing Formula is:

               If Net Change is a positive number, GM's cost savings percentage is increased from a base of 65% by 2% for each 1% Net Change.

               If Net Change is a negative number, Kitty Hawk's cost savings percentage is increased from a base of 35% by 1% Net Change.

          Incentive adjustments will become effective during the following bi-annual period. At no time will the Kitty Hawk incentive adjustment be greater than 45%.

          Examples:

               1. Saving Target is 14% and Kitty Hawk's performance is 12%. GM's cost savings percentage is increased from 65% to 69% and Kitty Hawk's cost savings percentage is decreased from 35% to 31%.

               2. Saving Target is 14% and Kitty Hawk's performance is 16%. GM's cost savings percentage is decreased from 65% to 63% and Kitty Hawk's cost savings percentage is increased from 35% to 37%.

II.  MULTIPLE CUSTOMER APPLICATION

     A.   Ferry Miles:        Will be prorated to each plant based on the
                              loaded miles flown.

     B.   Aircraft Sharing:   Plants will share equally in cost when sharing
                              the same aircraft.

     NOTE: If aircraft size requirements are different, the plant requiring the less expensive aircraft will be allocated cost based on one way miles of the smaller plane. The plant requiring the larger aircraft will be allocated the balance of the cost.

                                                    BLACKED-OUT TEXT OMITTED
                                                    AND SEPARATELY FILED WITH
                                                    THE SECURITIES AND EXCHANGE
                                                    COMMISSION.


                                                            EXHIBIT D (Revised)
                                                              Effective: 5/1/94

                      COST
                      PER                                    CREDIT
                     STATUTE       MIN     MIN     GROUND   IN-HOUSE
AIRCRAFT TYPE         MILE         TRIP    LEG     CHARGE    TRUCK
-------------        -------       ----    ---     ------   --------
AZTEC
BANDEIRANTE
BARON
BEECH 100
BEECH 18
CARAVAN
CASA
CESSNA 310
CESSNA 402
CESSNA 404
CESSNA CITATION
CV-240/340/440
CV 580/600/640                       [BLACKED-OUT]
DC-3
DC-4 & DC-6
FALCON 10
FALCON 20
LEAR 23 & 24
LEAR 25
LEAR 35
METROLINER
MU-2
NAVAJO
SMALL SINGLE
TURBINE 18

LARGE AIRCRAFT:
DC-8, DC-9, 707
727, C130, L188

ALL OTHER AIRCRAFT AND HELICOPTERS WILL BE BILLED ON A PASS THRU BASIS.

     * Will only be billed if Kitty Hawk is billed by Operator, copy of Operator bill will be provided.

     ** Ground Charge includes Landing Fee, Load, Unload, Pickup, and Delivery Charges.

          VCC Charges will be billed monthly as Pass-Thru charges.

          Canadian GST tax billed as Pass Thru charge when applicable.